U.S. Bancorp 1Q18 Earnings Conference Call April 18, 2018 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q18 Highlights * Taxable-equivalent basis; see slide 27 for calculation

Performance Ratios Efficiency Ratio* & Net Interest Margin** * Non-GAAP; see slides 26 and 27 for calculations ** Taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets

Average Loans -0.1% linked quarter +2.3% year-over-year Average total loans declined slightly linked quarter, reflecting continued paydowns of commercial and commercial real estate loans and runoff of the covered loan portfolio. Year-over-year growth in total commercial loans, residential mortgages, retail leasing and other retail loans was partially offset by a decrease in total commercial real estate loans. $ in billions

Average Deposits -1.4% linked quarter +1.9% year-over-year $ in billions Rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent for 2018 and 35 percent for 2017 Interest-bearing Deposits Average noninterest-bearing deposits decreased 3.4% linked quarter, driven by seasonal declines across all business lines. Average noninterest-bearing deposits decreased 1.6% year-over-year, primarily due to a decrease in Corporate and Commercial Banking balances.

Credit Quality $ in millions NCO Ratio +3 bps QoQ -1 bp YoY NPAs +0.3% QoQ -19.5% YoY

Earnings Summary

1Q18 Impacts of New Accounting Standards and Tax Reform * Tax reform legislation enacted in late 4Q17 resulted in a reduction of the taxable-equivalent adjustment benefit related to tax exempt assets in 1Q18

Net Interest Income Linked Quarter The decline in net interest income reflects the impact of two fewer days in the quarter, tax reform and deposit and funding mix, partially offset by the impact of higher rates. Excluding the impact of tax reform related to tax exempt income, the net interest margin increased 4 basis points. Year-over-Year Net interest income growth was driven primarily by the impact of rising interest rates and loan growth. $ in millions Taxable-equivalent basis -1.0% linked quarter +5.5% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges, treasury management and ATM processing $2,259 $2,370 $2,272 Linked Quarter The decline in noninterest income reflects seasonally lower payment services revenue, mortgage banking revenue and deposit services charges. Year-over-Year Solid growth in payment services revenue was driven by stronger credit and debit card revenue, an increase in corporate payment products revenue and improving merchant processing revenue due to higher sales volumes. Higher trust and investment management fees were driven by business growth, net asset inflows and favorable market conditions. Deposit service charges increased primarily due to higher transaction volumes and account growth. Lower commercial products revenue and mortgage banking revenue reflect industry trends. -4.1% linked quarter +0.6% year-over-year

Noninterest Expense Linked Quarter Higher compensation expense was partially offset by seasonally lower costs related to investments in tax-advantaged projects, mortgage banking costs and professional services expense. Excluding 4Q17 notable items*, noninterest expense decreased 0.6 percent Year-over-Year Noninterest expense increased primarily due to higher compensation expense related to hiring to support business growth and compliance programs, merit increases, variable compensation related to revenue growth, increased expense from a change to a shorter vesting period for new stock-based compensation grants, and higher employee benefits expense. Growth in noninterest expense was partially offset by lower professional services expense driven by lower consulting costs for risk and compliance programs, and other expenses. $ in millions * 4Q17 notable items included a $608 million legal and regulatory accrual, a $150 million contribution to the U.S. Bank Foundation and a $67 million one-time bonus to certain eligible employees -21.6% linked quarter +5.0% year-over-year $2,909 $3,899 $3,055

Capital Position * See Non-GAAP Financial Measures reconciliation on slide 25

Appendix

Average Loans vs. 1Q17 Average total loans increased by $6.2 billion, or 2.3% Average commercial loans increased by $3.7 billion, or 4.0% Average retail loans increased by $3.3 billion, or 6.1% Average residential mortgage loans increased by $2.3 billion, or 3.9% vs. 4Q17 Average total loans declined $0.4 billion, or 0.1% Average residential mortgage loans increased by $0.5 billion, or 0.9% Average commercial loans declined $0.1 billion, or 0.1% Average commercial real estate loans declined $0.6 billion, or 1.6% Average covered loans declined $0.1 billion, or 4.5% Key Points Year-over-Year Growth 4.1% 3.4% 3.0% 2.6% 2.3% Covered Commercial CRE Res Mtg Retail Credit Card $277.6 $273.2 $275.5 5.3% $279.4 Average Loans ($bn) $279.8

Average Deposits Key Points Average Deposits ($bn) vs. 1Q17 Average total deposits increased by $6.1 billion, or 1.9% Average low-cost deposits (NIB, interest checking, money market and savings) declined $0.2 billion, or 0.1% vs. 4Q17 Average total deposits declined $4.6 billion, or 1.4% Average low-cost deposits declined $4.5 billion, or 1.5% Year-over-Year Growth 11.0% 7.7% 5.2% 3.0% 1.9% Time Money Market Checking and Savings Noninterest-bearing $334.6 $328.4 $331.2 $335.2 $339.2

Credit Quality – Commercial Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q17 1Q18 Average Loans$93,739$97,558 $97,465 30-89 Delinquencies0.23% 0.26% 0.25% 90+ Delinquencies0.06% 0.06% 0.06% Nonperforming Loans0.46% 0.26% 0.31% Average loan growth was essentially flat linked quarter consistent with historical results; equipment finance saw stronger growth as firms reinvested tax reform savings into equipment and other capital expenditures Net charge-offs normalized in 1Q18 following a quarter of strong credit recoveries in 4Q17, but improved on a year-over-year basis Linked Quarter Growth (0.1%) 2.0% 1.0% 1.0% (0.1%)

Investor $18,992 Owner Occupied $10,184 A&D Const $386 Multi-family $4,053 Retail $732 Residential Construction $1,877 Office $770 Other $2,726 Resi Land $646 $mm 1Q174Q17 1Q18 Average Loans$43,158$41,009 $40,366 30-89 Delinquencies0.15% 0.09% 0.09% 90+ Delinquencies0.01% 0.01% 0.01% Nonperforming Loans0.26% 0.35% 0.30% Performing TDRs*$153 $138$135 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Average loans declined on both a linked quarter and year-over-year basis as competition from non-banks resulted in continued early payoffs In 1Q18, recoveries exceeded gross charge-offs following higher retail-related charge-offs in 4Q17 Linked Quarter Growth (0.5%) (1.4%) (2.2%) (1.5%) (1.6%)

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q171Q18 Average Loans$57,900$59,639 $60,174 30-89 Delinquencies0.21% 0.33% 0.24% 90+ Delinquencies0.24% 0.22% 0.22% Nonperforming Loans0.99% 0.74% 0.71% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,566 million in 1Q18) Originations continued to be high credit quality (weighted average FICO of 756, weighted average LTV of 70%) More than 92% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning Linked Quarter Growth 2.1% 1.1% 0.8% 1.0% 0.9%

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q17 1Q18 Average Loans$20,845$21,218 $21,284 30-89 Delinquencies1.24%1.37%1.32% 90+ Delinquencies1.23%1.28%1.29% Nonperforming Loans0.01%0.00%0.00% Year-over-year average loan growth of 2.1% was driven by high credit quality originations The commitment weighted average FICO on new originations remained strong at 759 Year-over-year increases in delinquency and net charge-off rates primarily reflect vintage maturation Linked Quarter Growth (0.5%) (1.0%) 1.4% 1.4% 0.3%

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Key Statistics $mm 1Q174Q17 1Q18 Average Loans$16,259$16,299 $16,195 30-89 Delinquencies0.33% 0.48% 0.41% 90+ Delinquencies0.24% 0.28% 0.32% Nonperforming Loans0.79% 0.77% 0.79% Subprime: 1% Wtd Avg LTV*: 87% NCO: 0.00% Prime: 98% Wtd Avg LTV*: 72% NCO: -0.03% Other: 1% Wtd Avg LTV*: 69% NCO: 0.00% *LTV at origination High-quality originations (weighted average FICO on commitments of 766, weighted average CLTV of 69%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries Linked Quarter Growth (1.1%) 0.0% 0.3% 0.0% (0.6%)

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q17 1Q18 Average Loans$6,469 $7,982 $7,982 30-89 Delinquencies0.24% 0.41% 0.34% 90+ Delinquencies0.01% 0.03% 0.02% Nonperforming Loans0.04% 0.10% 0.09% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Continued high-quality originations during 1Q18 (weighted average FICO of 781) support the portfolio’s stable credit profile Late stage delinquencies, nonperforming leases and net charge-offs remained at very low levels Linked Quarter Growth 4.5% 11.0% 8.1% 2.8% 0.0%

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q17 1Q18 Average Loans$31,056$32,856 $32,874 30-89 Delinquencies0.56% 0.80% 0.73% 90+ Delinquencies0.12% 0.15% 0.15% Nonperforming Loans0.09% 0.10% 0.11% Growth in average Other Retail loans continued to be driven by the auto loan and installment categories, which increased 7.6% and 11.2% year-over-year, respectively Net charge-offs remained relatively stable; 30-89 delinquencies were seasonally lower on a linked quarter basis Linked Quarter Growth (0.6%) 0.4% 2.6% 2.6% 0.1%

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm 1Q174Q17 1Q18 Average Loans$17,538 $18,754$18,868 30-89 Delinquencies0.64% 0.95% 0.85% 90+ Delinquencies0.05% 0.08% 0.08% Nonperforming Loans0.09% 0.12% 0.12% Direct: 5% Wtd Avg FICO: 747 NCO: 0.33% Indirect: 95% Wtd Avg FICO: 772 NCO: 0.48% Auto loans are included in Other Retail category Growth was driven by high-quality originations in the indirect channel (weighted average FICO 774) Net charge-offs remain relatively stable on a year-over-year basis Linked Quarter Growth (0.5%) 0.0% 2.7% 4.1% 0.6%

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments. (4) Primarily reflects higher risk-weighting for mortgage servicing rights.

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

Non-GAAP Financial Measures (1) Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent for 2018 and 35 percent for 2017.

U.S. Bancorp 1Q18 Earnings Conference Call April 18, 2018